Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Garcia, President, Secretary and Treasurer of Sadhana Equity Investment, Inc. (the “Company”), hereby certify to my knowledge that:

(1)

The Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2009 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

SADHANA EQUITY INVESTMENT, INC.	/s/ Paul Garcia
(Registrant)	Paul Garcia
President, Secretary and Treasurer
(Principal Accounting Officer)

Dated:	October 6, 2009